NCNB CORPORATION AND DESIGNATED SUBSIDIARIES
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                        FOR SENIOR MANAGEMENT EMPLOYEES
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                               TABLE OF CONTENTS

                                                                       Page


ARTICLE I      NAME AND PURPOSE  . . . . . . . . . . . . . . . . . . . .  1

          Section 1.1.   Name. . . . . . . . . . . . . . . . . . . . . .  1
          Section 1.2.   Purpose . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II     CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW  . . . . . .  2

          Section 2.1.   Construction and Definitions  . . . . . . . . .  2
          Section 2.2    Applicable Law  . . . . . . . . . . . . . . .   15

ARTICLE III    PARTICIPATION . . . . . . . . . . . . . . . . . . . . .   15

          Section 3.1.   General . . . . . . . . . . . . . . . . . . .   15
          Section 3.2.   Eligibility . . . . . . . . . . . . . . . . .   15

ARTICLE IV     BENEFITS  . . . . . . . . . . . . . . . . . . . . . . .   16

          Section 4.1.   General . . . . . . . . . . . . . . . . . . .   16
          Section 4.2.   Normal Retirement . . . . . . . . . . . . . .   16
          Section 4.3.   Early Retirement  . . . . . . . . . . . . . .   17
          Section 4.4.   Delayed Retirement  . . . . . . . . . . . . .   18
          Section 4.5.   Disability  . . . . . . . . . . . . . . . . .   19
          Section 4.6.   Death . . . . . . . . . . . . . . . . . . . .   21
          Section 4.7.   Adjustment in Benefits  . . . . . . . . . . .   25
          Section 4.8.   Special Benefit . . . . . . . . . . . . . . .   27
          Section 4.9.   Beneficiary or Beneficiaries  . . . . . . . .   29

ARTICLE V      PLAN COMMITTEE  . . . . . . . . . . . . . . . . . . . .   30

          Section 5.1.   Appointment, Term of Office and Vacancy . . .   30
          Section 5.2.   Organization of Plan Committee  . . . . . . .   31
          Section 5.3.   Powers of the Plan Committee  . . . . . . . .   31
          Section 5.4.   Expenses of Plan Committee  . . . . . . . . .   32

ARTICLE VI     AMENDMENT AND TERMINATION . . . . . . . . . . . . . . .   32

          Section 6.1.   Amendment of Plan . . . . . . . . . . . . . .   32
          Section 6.2.   Termination of Plan . . . . . . . . . . . . .   32
          Section 6.3.   Effective Date and Procedure for Amendment
               or        Termination . . . . . . . . . . . . . . . . .   33
          Section 6.4.   Effect of Amendment or Termination on Certain
                         Benefits . . . . . . . . . . . . . . . . . .    33

ARTICLE VII    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . .   34

          Section 7.1.   Adoption by a Subsidiary Corporation  . . . .   34
          Section 7.2.   Authorization and Delegation to the Compensa-
                         tion Committee  . . . . . . . . . . . . . . .   34
          Section 7.3.   Spendthrift Clause  . . . . . . . . . . . . .   35
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          Section 7.4.   Benefits Payable From General Assets of the
                         Participating Employers . . . . . . . . . . .   35
          Section 7.5.   Allocation of Costs of Benefits Among the
                         Participating Employers . . . . . . . . . . .   36
          Section 7.6.   Benefits Limited to the Plan  . . . . . . . .   36

ARTICLE VIII   CLAIMS PROCEDURE  . . . . . . . . . . . . . . . . . . .   36

          Section 8.1.   Claims Procedure  . . . . . . . . . . . . . .   36
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                 NCNB CORPORATION AND DESIGNATED SUBSIDIARIES

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                        FOR SENIOR MANAGEMENT EMPLOYEES



        WHEREAS, NCNB Corporation and certain of its subsidiaries (the

   "Participating Employers") desire to adopt and establish, effective as of January 1, 1989, an unfunded supplemental executive retirement plan to be known as the "NCNB Corporation and Designated Subsidiaries

   Supplemental Executive Retirement Plan for Senior Management Employees"

   for the purpose of providing certain benefits for eligible employees of the Participating Employers, all as more specifically provided for hereinbelow;

        NOW, THEREFORE, the Participating Employers do hereby adopt and establish effective as of January 1, 1989, the "NCNB Corporation and

   Designated Subsidiaries Supplemental Executive Retirement Plan for

   Senior Management Employees" consisting of the terms and provisions set forth in Article I through Article VIII, inclusive, as follows:

                                   ARTICLE I

                               NAME AND PURPOSE

        Section 1.1.   Name.  The Plan shall be known as the "NCNB

   Corporation and Designated Subsidiaries Supplemental Executive

   Retirement Plan for Senior Management Employees."

        Section 1.2.   Purpose.  The purpose of the Plan is to provide

   certain Employees of the Participating Employers who are designated as

   Participants in this Plan with certain benefits in accordance with the provisions of the Plan.

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                                  ARTICLE II
                 CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW

        Section 2.1.   Construction and Definitions.

        (a)  Construction.  Article, section and paragraph headings have been inserted for convenience of reference only in the Plan and are to be ignored in any construction of the provisions hereof.  If any provision of the Plan shall for any reason be invalid or unenforceable,

   the remaining provisions shall nevertheless be valid, enforceable and fully effective.

        (b)  Definitions.  Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

             (1)  Assumed Retirement Benefit means, with respect to a

        Participant as of any date, the sum of annual benefits, if any,

        which would have been payable to such Participant as of such date under the Retirement Plan and the ERISA Supplemental Plan assuming for such purpose

                  (A)  in the case of a married Participant, that the

             Participant had elected to receive such benefits in the form of a "modified joint and survivor annuity" with the survivor annuity for such Participant's spouse being equal to sixty-six and two-thirds percent (66-2/3%) of the benefit payable during the joint lives of the Participant and such spouse; and

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                  (B)  in the case of an unmarried Participant, that the

             Participant had elected to receive such benefits in the form of a "ten-year certain and life annuity."


        The foregoing assumptions are made solely for the purpose of determining the benefits, if any, payable under this Plan, and such assumptions shall be applied regardless of the actual method of payment used to provide such Participant's benefits under the

        Retirement Plan or the ERISA Supplemental Plan.

             (2)  Base Salary means, with respect to a Participant, the

        "base salary" payable to such Participant from time to time as remuneration for hours of employment by a Participating Employer determined without regard to (i) any deferrals pursuant to the

        Deferred Compensation Plan, (ii) any salary reduction pursuant to the Flexible Benefits Plan, and (iii) any salary reduction pursuant to the Thrift Plan.

             (3)  Beneficiary means the person(s) or entity(ies) designated by a Participant or the provisions of the Plan to receive such benefits as may become payable to such person(s) or entity(ies) in accordance with the provisions of the Plan.

             (4)  Bonus(es) means, with respect to a Participant, any

        bonus(es) payable to such Participant pursuant to

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                  (A)  the Management Incentive Compensation Plan, and

                  (B)  any other similar incentive compensation plan of the

             Participating Employers approved for purposes of this Plan by the Compensation Committee

        determined without regard to any deferrals pursuant to the Deferred

        Compensation Plan.

             (5)  Child or Children means, with respect to a Participant,

        each child born to or "adopted" by such Participant.  A person shall be considered "adopted" if adopted for life and either (i)

        the final order of adoption has been entered or (ii) the adoption proceeding has been instituted and the adopted person is in the custody and possession of the adoptive parent(s) and final decree is entered within a period not to exceed three (3) years after the date of the institution of said adoption proceeding.

             (6)  Claim means a claim for benefits under the Plan.

             (7)  Claimant means a person making a Claim.

             (8)  Compensation means, with respect to a Participant, the

        Base Salary and Bonus(es), if any, payable to such Participant from time to time by a Participating Employer.  Compensation shall not include

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                  (A)  awards, overtime pay, shift premium, or other

             incentive compensation or extra or special remuneration of any kind which is not a Bonus;

                  (B)  any other sums paid by the Participating Employers

             on account of any health, welfare or group insurance benefits

             (exclusive of sick pay), including "Basic Employer

             Contributions" under the Flexible Benefits Plan, or on account of reimbursement of relocation expenses, regardless of whether such sums are taxable income to the Participant; or

                  (C)  any compensation pursuant to any other employee

             benefit plan, including without limitation any sums selected to be received in cash pursuant to any such plan.

        Amounts of Base Salary or Bonus(es) which are deferred pursuant to the Deferred Compensation Plan or the subject of salary reduction pursuant to the Flexible Benefits Plan or the Thrift Plan shall be treated as Compensation for purposes of this Plan for the calendar year in which such amount would have been otherwise paid to a

        Participant by a Participating Employer but for such deferral or salary reduction.

             (9)  Compensation Committee means the Compensation Committee of the Board of Directors of NCNB Corporation.

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             (10) Creditable Service means, with respect to a Participant as of any date, the sum of (A) and (B) where

                  (A) is such Participant's months of "Creditable Service"

             as of such date determined in accordance with the provisions of the Retirement Plan; and

                  (B) is such additional number of months, if any,

             determined in the sole and exclusive discretion of the

             Compensation Committee at the time such Participant commences participation in the Plan.

             (11) Deferred Compensation Plan means the NCNB Corporation and

        Designated Subsidiaries Deferred Compensation Plan for Key

        Employees, as amended from time to time.

             (12) Delayed Retirement means, with respect to a Participant,

        such Participant's separation from Service after the Plan Year in which such Participant attains the Normal Retirement Age.

             (13) Delayed Retirement Benefit means, with respect to a

        Participant, an annual amount equal to (A) minus (B) where

                  (A) is such Participant's Target Retirement Benefit

             (computed on the basis of such Participant's Final Average

             Compensation at the time such

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             Participant attained the Normal Retirement Age); and

                  (B) is the sum of such Participant's (i) Assumed

             Retirement Benefit and (ii) Social Security Benefit.

             (14) Disability means, with respect to a Participant,

        "Disability" as defined in the Long Term Disability Plan.

             (15) Disabled means, with respect to a Participant, "Disabled"

        as defined in the Long Term Disability Plan.

             (16) Early Retirement means, with respect to a Participant,

        such Participant's separation from Service (A) after having attained age fifty-five (55) and having completed at least one hundred eighty (180) months of Creditable Service, (B) after having attained age sixty (60) and having completed at least three hundred

        (300) months of Creditable Service, or (C) after having attained age sixty-two (62).

             (17) Early Retirement Benefit means:

                  (A)  with respect to a Participant eligible for Early

             Retirement who has attained age sixty-two (62) or who has

             attained age sixty (60) and completed at least three hundred

             (300) months of Creditable Service, an annual amount equal to

             (i) minus (ii) where

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                              (i)  is such Participant's Target Retirement
                         Benefit; and

                              (ii) is the sum of such Participant's (aa)
                         Assumed Retirement Benefit and (bb) Social
                         Security Benefit; and

                    (B)  with respect to a Participant eligible for Early

               Retirement who has not attained age sixty-two (62) or who

               has not attained age sixty (60) and completed at least three hundred (300) months of Creditable Service, an annual amount equal to (i) minus (ii) where

                              (i)  is such Participant's Target Retirement
                         Benefit reduced by one-three hundred sixtieth (1/360) for each of the first twenty-four (24) months and one-one hundred eightieth (1/180) for each additional month in excess of twenty-four
                         (24) months that the date such Participant commences receiving such Participant's Early Retirement Benefit precedes the month in which such Participant would have attained age sixty-two
                         (62); and

                              (ii) is the sum of such Participant's (aa)
                         Assumed Retirement Benefit and (bb) Social
                         Security Benefit.

               (18) Effective Date means, with respect to the Plan,

          January 1, 1989.

               (19) Eligible Spouse means, with respect to a deceased

          Participant, the person, if any, who was married to such deceased

          Participant throughout the entire one (1) year period ending on the date of such deceased Participant's death.

               (20) Employee means a person employed by any of the

          Participating Employers.

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               (21) ERISA Supplemental Plan means the NCNB Corporation and

          Designated Subsidiaries Supplemental Retirement Plan, as amended from time to time.

               (22) Family Death Benefit means, with respect to a deceased

          Participant, an annual amount equal to (A) minus (B) where

                    (A)  is twenty-five percent (25%) of such deceased

               Participant's Final Average Compensation, and


                    (B)  is the sum of such Participant's (i) Retirement

               Plan Death Benefit and (ii) Social Security Benefit.

               (23) Family Death Benefit Termination Date means, with

          respect to a deceased Participant, the date determined as

          follows:

                    (A)  if the deceased Participant is survived by an

               Eligible Spouse, the date of the last to occur of the

               following

                         (i) the death of such surviving Eligible Spouse, or

                        (ii) the attainment of age twenty-one (21) by the last Child of such deceased Participant to attain such age or, if earlier, the death of the last Child of such deceased Participant; or

                    (B)  if the deceased Participant is not survived by an

               Eligible Spouse, the date of the attainment of age twenty-

               one (21) by the last Child of such deceased Participant to attain such

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               age or, if earlier, the date of the death of the

               last Child of such deceased Participant.

               (24) Final Average Compensation means, with respect to a

          Participant as of any determination date, the average of the annual Compensation paid to such Participant during the five (5)

          calendar years of highest Compensation (which calendar years need not be consecutive) during the ten (10) calendar years next preceding the earlier to occur of

                    (A)  the calendar year in which such Participant

               attains the Normal Retirement Age; or

                    (B)  such Participant's separation from Service,

          to be determined by dividing the aggregate Compensation received by the Participant during the appropriate five (5) calendar years by five (5).  If a Participant has completed less than five (5)

          calendar years of Service as hereinabove provided, such

          Participant's Final Average Compensation shall be determined by dividing the aggregate Compensation received by the Participant during said calendar years by the number of such calendar years.



               (25) Flexible Benefits Plan means the NCNB Corporation and

          Designated Subsidiaries Flexible Benefits Plan, as amended from time to time.

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               (26) Joint and Sixty-Six and Two-Thirds Percent (66-2/3%)

          Annuity means an annuity for the life of a Participant with a survivor annuity for the life of such Participant's spouse which is sixty-six and two-thirds percent (66-2/3%) of the amount of the annuity payable during the joint lives of the Participant and such Participant's spouse.

               (27) Long Term Disability Plan means the NCNB Corporation

          Long Term Disability Plan, as amended from time to time.

               (28) Long Term Disability Plan Benefit means, with respect to a Participant, the annual amount of benefits payable to a

          Disabled Participant from time to time pursuant to the provisions of the Long Term Disability Plan.

               (29) Management Incentive Compensation Plan means the NCNB

          Corporation Management Incentive Compensation Plan, as amended from time to time.


               (30) Normal Retirement means, with respect to a Participant,

          such Participant's separation from Service after attainment of the Normal Retirement Age.

               (31) Normal Retirement Age means, with respect to a

          Participant, age sixty-five (65).

               (32) Normal Retirement Benefit means, with respect to a

          Participant, an annual amount equal to (A) minus (B) where

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                    (A)  is such Participant's Target Retirement Benefit;

               and

                    (B)  is the sum of such Participant's (i) Assumed

               Retirement Benefit and (ii) Social Security Benefit.

               (33) Participant means an Employee who has been designated a

          Participant in the Plan as provided in Section 3.2 of the Plan.

               (34) Participating Employers means:

                    (A)  NCNB Corporation, a North Carolina corporation;

                    (B)  the following Subsidiary Corporations of NCNB

               Corporation:

                         (i)  NCNB National Bank of North Carolina, a
                    national banking association;

                        (ii) NCNB National Bank of Florida, a national banking association;

                       (iii)  NCNB South Carolina, a South Carolina
                    corporation;

                        (iv)  NCNB Services, Inc., a North Carolina
                    corporation; and

                    (C)  those Subsidiary Corporations of NCNB Corporation

               which in the future adopt the Plan pursuant to the

               provisions of Section 7.1 hereof.


               (35) Plan means the NCNB Corporation and Designated

          Subsidiaries Supplemental Executive Retirement Plan for Senior

          Management Employees, as amended from time to time.

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               (36) Plan Committee means the committee described in Article

          V hereof.

               (37) Retirement means, with respect to a Participant, such

          Participant's separation from Service on account of such

          Participant's Normal Retirement, Early Retirement or Delayed

          Retirement.

               (38) Retirement Plan means the NCNB Corporation and

          Designated Subsidiaries Retirement Plan and Trust, as amended from time to time.

               (39) Retirement Plan Death Benefit means, with respect to a deceased Participant, the sum of the annual amount of death benefits, if any, payable from time to time to such deceased

          Participant's surviving spouse pursuant to the provisions of the

          Retirement Plan and the ERISA Supplemental Plan.

               (40) Service means "Service" as defined in the Retirement

          Plan.

               (41) Social Security Benefit means, with respect to a

          Participant as of any date, such Participant's "Social Security

          Benefit" (expressed as an annual amount) determined as of such date in accordance with the provisions of the Retirement Plan

          (whether or not such Social Security Benefit is used for purposes of determining such Participant's benefits under the Retirement

          Plan).

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               (42) Subsidiary Corporation means

                    (A)  any corporation more than fifty percent (50%) of

               whose outstanding voting capital stock is owned by NCNB

               Corporation,

                    (B)  any corporation at least eighty percent (80%) of

               whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation more than fifty

               percent (50%) of whose outstanding voting capital stock is owned by NCNB Corporation; or

                    (C)  any corporation at least eighty percent (80%) of

               whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation described in

               subparagraph (B) above.

               (43) Target Retirement Benefit means, with respect to a

          Participant as of any date, an annual amount equal to the product of (A) multiplied by (B) where

                    (A)  is fifty percent (50%) of such Participant's Final

               Average Compensation; and

                    (B)  is a fraction [not exceeding one (1)], the

               numerator of which is the Participant's months of Creditable

               Service as of such date, and the denominator of which is one hundred eighty (180).

               (44) Ten-Year Certain and Life Annuity means a monthly

          amount payable to a Participant beginning on the date

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          benefits are to commence under the Plan and continuing on the last day of each calendar month thereafter for one hundred twenty (120)

          consecutive calendar months certain and thereafter on the last day of each calendar month until the death of such Participant and providing that in the event that such Participant shall die prior to the expiration of the one hundred twenty (120) month-

          certain period, payments for the remainder of such period shall be made to such Participant's Beneficiary.

               (45) Thrift Plan means the NCNB Corporation and Designated

          Subsidiaries Stock/Thrift Plan and Trust, as amended from time to time.

          Section 2.2  Applicable Law.  The Plan shall be construed,

   administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the State of North

   Carolina.

                                  ARTICLE III

                                 PARTICIPATION

          Section 3.1.  General.  No person shall become a Participant unless or until such person is or becomes an Employee.  In addition, in no event shall any Employee be eligible to participate in the Plan prior to the Effective Date of the Plan.

          Section 3.2.  Eligibility.  The Compensation Committee, in its

   sole and exclusive discretion, shall determine which Employees shall become Participants.  Designation of Employees as



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   Participants shall be made in such manner as the Compensation Committee shall determine from time to time.

                                  ARTICLE IV

                                   BENEFITS

          Section 4.1.  General.  In the event a Participant separates from

   Service on account of Retirement, such Participant shall become entitled to the applicable retirement benefit provided for in Section 4.2,

   Section 4.3 or Section 4.4.  In addition, such Participant shall become entitled to such Participant's special benefit, if any, provided for in

   Section 4.8.  In the event a Participant becomes Disabled prior to the attainment of the Normal Retirement Age, such Participant shall become entitled to the benefits, if any, provided for in Section 4.5 and the special benefit, if any, provided for in Section 4.8.  In the event a

   Participant separates from Service on account of death while in Service,

   (i) the benefits, if any, provided for in Section 4.6(c) and (ii) the special benefit, if any, provided for in Section 4.8 shall be paid to the persons or entities entitled to such benefits.  In the event a

   Participant separates from Service for a reason other than Retirement or death, then the only benefit payable to such Participant under the Plan shall be the special benefit, if any, provided for in Section 4.8.

          Section 4.2.  Normal Retirement.  Subject to the provisions of

   Section 4.7 and Article VI, a Participant who separates from Service for a reason other than death following the attainment of the Normal

   Retirement Age and prior to the end of the Plan Year

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   in which such Participant attains the Normal Retirement Age shall become entitled to such Participant's Normal Retirement Benefit.  If such

   Participant is unmarried at the time of such Participant's separation from

   Service, such Participant's Normal Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Normal

   Retirement Benefit.  If such Participant is married at the time of such

   Participant's separation from Service, such Participant's Normal

   Retirement Benefit shall be payable in the form of a Joint and Sixty-Six and Two-Thirds Percent (66-2/3%) Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Normal

   Retirement Benefit.  A Participant's Normal Retirement Benefit shall commence and thereafter be paid at the same time as such Participant's benefits under the Retirement Plan.

          Section 4.3.  Early Retirement.  Subject to the provisions of

   Section 4.7 and Article VI, a Participant who separates from Service for a reason other than death prior to attaining the Normal Retirement Age and who is eligible for Early Retirement at the time of such separation from Service shall become entitled to such Participant's Early

   Retirement Benefit.  If such Participant is unmarried at the time of such Participant's separation from Service, such Participant's Early

   Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount

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   of such Participant's Early Retirement Benefit.  If such

   Participant is married at the time of such Participant's separation from

   Service, such Participant's Early Retirement Benefit shall be payable in the form of a Joint and Sixty-Six and Two-Thirds Percent (66-2/3%)

   Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Early Retirement Benefit.  A Participant's

   Early Retirement Benefit shall commence and thereafter be paid at the same time as such Participant's benefits under the Retirement Plan.

          Section 4.4.  Delayed Retirement.  Subject to the provisions of

   Section 4.7 and Article VI, a Participant who separates from Service for a reason other than death after the Plan Year in which such Participant attains the Normal Retirement Age shall become entitled to such

   Participant's Delayed Retirement Benefit.  If such Participant is unmarried at the time of such Participant's separation from Service,

   such Participant's Delayed Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Delayed

   Retirement Benefit.  If such Participant is married at the time of such

   Participant's separation from Service, such Participant's Delayed

   Retirement Benefit shall be payable in the form of a Joint and Sixty-Six and Two-Thirds Percent (66-2/3%) Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Delayed

   Retirement Benefit.  A Participant's Delayed Retirement Benefit shall commence and

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   thereafter be paid at the same time as such Participant's

   benefits under the Retirement Plan.

          Section 4.5.  Disability.  In the event a Participant becomes

   Disabled prior to the attainment of the Normal Retirement Age, the following provisions shall apply:

               (a)  Such Participant shall be entitled to receive such

          Participant's Long Term Disability Plan Benefit, if any, provided for under the Long Term Disability Plan and the special benefit provided for in Section 4.8, if any.

               (b)  For purposes of determining such Participant's benefits under this Plan, such Participant's Creditable Service shall include such Participant's period of Disability to the extent provided in the Retirement Plan and such Participant's Final

          Average Compensation shall be determined as of the date such

          Participant became Disabled.

               (c)  In the event such Participant remains Disabled until

          such Participant attains the Normal Retirement Age, then subject to the provisions of Section 4.7 and Article VI such Participant shall be entitled to receive such Participant's Normal Retirement

          Benefit as provided in Section 4.2 and Section 4.5(b); provided,

          however, the amount of such Participant's Normal Retirement

          Benefit otherwise payable as determined in accordance with

          Section 4.2 and Section 4.5(b) shall be reduced by such

          Participant's Long Term Disability Plan Benefit, if any, payable after such Participant attains the Normal Retirement Age.

               (d)  In the event such Participant ceases to be Disabled for a reason other than death prior to the attainment of the Normal

          Retirement Age and such Participant does not reenter active

          Service upon the cessation of such Participant's Disability, then such Participant shall be deemed to have separated from Service as of the date of the cessation of such Participant's Disability.

          If such Participant is eligible for Early Retirement on the date such Participant is deemed to have separated from Service, then subject to the provisions of Section 4.7 and Article VI such Par-

          ticipant shall become entitled to such Participant's Early

          Retirement Benefit determined in accordance with the provisions of Section 4.3 and Section 4.5(b).  If such Participant is not eligible for Early Retirement on the date such Participant is deemed to have separated from Service, then no benefits shall be payable to such Participant under this Plan except the special benefit, if any, provided for in Section 4.8.

               (e)  In the event such Participant ceases to be Disabled for a reason other than death prior to the attainment of the Normal

          Retirement Age and such Participant reenters active Service upon the cessation of such Participant's Disability, then such

          Participant's Creditable Service shall include such Participant's period of Disability to the extent provided in the Retirement

          Plan and
         such Participant shall resume active participation in

          the Plan on the date such Participant reenters active Service.

               (f)  A Participant who is eligible for Early Retirement at the time such Participant becomes Disabled or who becomes

          eligible for Early Retirement while still Disabled in accordance with the provisions of this Section 4.5 shall be entitled to elect at any time prior to attainment of such Participant's

          Normal Retirement Age to receive such Participant's Early

          Retirement Benefit determined in accordance with the provisions of Section 4.3 and Section 4.5(b) as of the date of such

          election; provided, however, the amount of such Participant's

          Early Retirement Benefit otherwise payable as determined in accordance with Section 4.3 and Section 4.5(b) shall be reduced by such Participant's Long Term Disability Plan Benefit, if any,

          payable after such Participant makes such election.

          Section 4.6.  Death.

          (a)  Death After Commencement of Benefits.  In the event a

   Participant dies following the commencement of such Participant's benefits under the Plan, the benefits, if any, payable after such

   Participant's death shall be determined in accordance with the provisions of such Joint and Sixty-Six and Two-Thirds Percent (66-2/3%)

   Annuity or Ten-Year Certain and Life Annuity, as applicable, pursuant to which such Participant was receiving or entitled to receive benefits at the time of such Participant's death.


     (b)  Death of a Disabled Participant.  Except as provided in

   Section 4.6(d), in the event (i) a

   Participant becomes Disabled prior to the attainment of the Normal

   Retirement Age and prior to being eligible for Early Retirement, (ii)

   such Participant dies prior to the Normal Retirement Age without recovering from such Disability, and (iii) such Participant is survived by an Eligible Spouse or one (1) or more Children under age twenty-one

   (21) at the time of the Participant's death, the Eligible Spouse of such

   Participant, or such Participant's Beneficiary, as applicable, shall be entitled to the death benefit provided for in Section 4.6(c)(1).  Except as provided in Section 4.6(d), in the event (i) a Participant becomes

   Disabled prior to the attainment of the Normal Retirement Age, but after being eligible for Early Retirement, (ii) such Participant does not elect pursuant to Section 4.5(f) to receive such Participant's Early

   Retirement Benefit, (iii) such Participant dies prior to the Normal

   Retirement Age without recovering from such Disability, and (iv) such

   Participant is survived by an Eligible Spouse or one (1) or more

   Children under age twenty-one (21) at the time of the Participant's death, the Eligible Spouse of such Participant, or such Participant's

   Beneficiary, as applicable, shall be entitled to the death benefit provided for in Section 4.6(c)(2).

          (c)  Death While in Service.  In the event a Participant dies while in Service, the death benefits, if any, payable following such

   Participant's death, shall be determined in accordance with the provisions of this Section 4.6(c).

               (1)  Death Prior to Eligibility for Early Retirement.

          Except as provided in Section 4.6(d), in the event a Participant dies while in Service [or, to the extent provided in Section

          4.6(b), while Disabled] and prior to such Participant becoming eligible for Early Retirement, the following provisions shall apply:

                    (A) In the event the deceased Participant is survived by an Eligible Spouse, such Eligible Spouse shall become entitled to such Participant's Family Death Benefit in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Family Death Benefit. Such monthly benefit shall commence on the last day of the month following the month in which the Participant dies and continue through the last day of the month in which the Family Death Benefit Termination Date occurs. In the event such Eligible Spouse dies prior to the Family Death Benefit Termination Date, such monthly benefit shall be paid to the estate of such de-ceased Eligible Spouse through the last day of the month in which the Family Death Benefit Termination Date occurs.

                    (B) In the event the deceased Participant is not survived by an Eligible Spouse but the deceased Participant is survived by one (1) or more Children under age twenty-one
               (21) at the time of the Participant's death, the Beneficiary of the deceased Participant shall become entitled to such Participant's Family Death Benefit in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Family Death Benefit. Such monthly benefit shall commence on the last day of the month following the month in which the Participant dies and continue through the last day of the month in which the Family Death Benefit Termination Date occurs.

                    (C) In the event the deceased Participant is survived neither by an Eligible Spouse nor by one (1) or more Children under age twenty-one (21) at the time of the Participant's death, no death benefit shall be payable under
               Section 4.6(c).

          The benefits under this Section 4.6(c)(1) shall be subject to the provisions of Section 4.7(a).

               (2)  Death After Eligibility for Early Retirement.  Except

          as provided in Section 4.6(d), in the event a Participant dies while in Service [or, to the extent provided in Section 4.6(b),

          while Disabled] and after becoming eligible for Early Retirement,

          the following provisions shall apply:

                    (A) In the event the deceased Participant is survived by an Eligible Spouse, such Eligible Spouse shall have the right to irrevocably elect on or before the last day of the month following the month in which such Participant dies to receive

                         (i) such Participant's Family Death Benefit in accordance with the provisions of Section 4.6(c)(1)(A), or

                        (ii)  a monthly annuity for the life of such
                    Eligible Spouse commencing on the last day of the month following the month in which such Participant dies in an amount equal to the amount which such Eligible Spouse would have been entitled to receive if the deceased Participant had separated from Service and commenced receiving as of the last day of the month in which death occurred the retirement benefit to which such Participant was entitled pursuant to a Joint and Sixty-Six and Two-Thirds Percent (66-2/3%) Annuity and then the Participant had died.

               The election of the Eligible Spouse pursuant to this Section 4.6(c)(2)(A) shall be made in such manner as shall be prescribed by the Plan Committee. In the event the Eligible Spouse fails to make the election pursuant to this Section 4.6(c)(2)(A) on or before the last day of the month following the month in which the Participant dies, the benefits provided for in Section 4.6(c)(2)(A)(ii) shall apply.

                    (B) In the event the deceased Participant is not survived by an Eligible Spouse, but the deceased Participant is survived by one (1) or more Children under age twenty-one
               (21) at the time of the Participant's death, the Beneficiary of the deceased Participant shall become entitled to such Participant's Family Death Benefit in accordance with the provisions of Section 4.6(c)(1)(B).

                    (C) In the event the deceased Participant is survived neither by an Eligible Spouse nor by one (1) or more Children under age twenty-one (21) at the time of the Participant's death, no death benefits shall be payable under this Section 4.6(c).

          The benefits under this Section 4.6(c)(2) shall be subject to the provisions of Section 4.7(a).

          (d)  Suicide.  Notwithstanding the provisions of Section 4.6(b)

   and Section 4.6(c), in the event a Participant dies as a result of suicide within twenty-five (25) calendar months of the calendar month as of which such Participant was designated as a Participant under Section

   3.2, no death benefits shall be payable pursuant to Section 4.6(c) of the Plan.

          (e)  Article VI Controlling.  The provisions of this Section 4.6 shall be subject to the provisions of Article VI.

          Section 4.7.  Adjustment in Benefits.

          (a)  Reduction in Benefits Based on Spouse's Age.  In the event

   (i) a married Participant's spouse is more than ten (10) years younger than such Participant at the time such Participant becomes entitled to commence receiving such Participant's Normal Retirement Benefit provided for in Section 4.2, Early Retirement Benefit provided for in Section 4.3 or Delayed Retirement Benefit provided for in Section 4.4, as applicable, or (ii) an Eligible

   Spouse entitled to receive a Family

   Death Benefit provided for in Section 4.6(c) is more than ten (10) years younger than the deceased Participant at the time of such deceased

   Participant's death, the benefit which such Participant is otherwise entitled to receive (and the survivor annuity of such Participant's spouse), or the benefit to which such Eligible Spouse is entitled, as applicable, shall be reduced to an amount determined by multiplying such benefit by the percentage amount determined from the table attached hereto as Exhibit A based on the age difference between such Participant and such Participant's spouse.

          (b)  Recalculation of Benefits.  A Participant's Assumed

   Retirement Benefit, Retirement Plan Death Benefit and Long Term

   Disability Plan Benefit can vary from time to time under the terms of the Retirement Plan, ERISA Supplemental Plan and Long Term Disability

   Plan or because of possible future amendments to such Plans at the election of the Participating Employers or as may be required by applicable law.  As of each date on which any benefit payable to a

   Participant (or his spouse or Beneficiary) under the Retirement Plan,

   ERISA Supplemental Plan or Long Term Disability Plan changes for any reason, there shall be a recalculation of the benefits, if any, payable under this Plan (based on the assumptions contained herein) to such

   Participant (or his spouse or Beneficiary) using the benefits then payable under the Retirement Plan, ERISA Supplemental Plan and Long Term

   Disability Plan as a result of such changes. Such increased or decreased benefits payable under this Plan shall become effective at the same time as the change in benefits under the Retirement Plan, the ERISA

   Supplemental Plan and the Long Term Disability Plan.  Notwithstanding

   the provisions of this Section 4.7(b), once a Participant's Social

   Security Benefit is determined for purposes of determining benefits payable under this Plan, such benefits shall not be subject to recalculation after benefits commence under the terms of this Plan due to increases or decreases in benefits payable from time to time under the Federal Social Security Act.

          Section 4.8.  Special Benefit.  The Participating Employers

   sponsor the Deferred Compensation Plan for the benefit of their key employees.  In the event an Employee of the Participating Employers who has been designated as eligible to participate in the Deferred

   Compensation Plan elects to participate in the Deferred Compensation

   Plan by deferring Compensation pursuant to the terms of the Deferred

   Compensation Plan, any Compensation which is deferred pursuant to the

   Deferred Compensation Plan is ineligible to be taken into consideration as "compensation" under the terms of the Thrift Plan for purposes of determining the maximum amount of a Participant's salary reduction contributions under the terms of the Thrift Plan.  Under the terms of the Thrift Plan, salary reduction contributions up to six percent (6%)

   of "compensation" as defined in the Thrift Plan are eligible for a fifty percent (50%) "matching contribution" by the Participating Employers,

   that is, a "matching contribution" of
   three percent (3%) of such

   Participant's "compensation."  To the extent (i) a Participant in this

   Plan also participates in the Deferred Compensation Plan and the Thrift

   Plan and (ii) such Participant is contributing at least six percent (6%)

   of "compensation" as a salary reduction contribution to the Thrift Plan,

   then any "matching contribution" by the Participating Employers which such Participant would have received under the terms of the Thrift Plan

   (after applying the terms of the Thrift Plan related to limitations on salary reduction and matching contributions under Sections 402(g) and

   415 of the Internal Revenue Code of 1986) had such Participant contributed six percent (6%) of the "Compensation" deferred pursuant to the Deferred Compensation Plan to the Thrift Plan shall be credited to a reserve account on the books and records of the Participating Employers as of the last day of the calendar year in which such "matching contribution" would have been made by the Participating Employers under the Thrift Plan.  The amount credited to such account each year shall bear interest from the first day of such calendar year at the rate of thirteen percent (13%) compounded annually.  Upon a Participant's separation from Service for any reason or upon a Participant becoming

   Disabled, the amount of such reserve account (including any addition for the year in which separation from Service or Disability occurs) shall be paid to such Participant (or in the event of such Participant's death,

   to such Participant's Beneficiary) in such manner as the Plan Committee shall determine in its sole and
   exclusive discretion over a period of

   five (5) years following such Participant's separation from Service or such Participant becoming Disabled.  Interest shall accrue with respect to the unpaid balance of such reserve account during such payment period through the last day of the month preceding the month in which the unpaid balance is paid in full.  In addition to the foregoing, a

   Participant who separates from Service after attaining age sixty (60)

   and completing three hundred (300) months of Creditable Service shall receive a supplemental monthly benefit equal to such Participant's monthly Social Security Benefit until such Participant attains age sixty-two (62).

          Section 4.9.  Beneficiary or Beneficiaries.

          (a)  Designation or Change of Beneficiary by a Participant.  Each

   Participant may from time to time designate the person(s) or entity(ies)

   to whom the death benefits provided for in Section 4.6(c)(1)(B), Section

   4.6(c)(2)(B) and Section 4.8 are to be paid.  A Participant may from time to time change such Participant's said designation of Beneficiary and upon any such change, any previously designated Beneficiary's right to receive any benefits under the Plan shall terminate.  In order to be effective, any designation or change of designation of a Beneficiary must be made on a form furnished by the Plan Committee and signed by the

   Participant and received by the Plan Committee while the Participant is alive.  If a Beneficiary of a deceased Participant shall survive the deceased Participant but die prior to the receipt of all benefits payable to said

   Beneficiary under the Plan, then such benefits as would

   have been payable to said deceased Beneficiary shall be paid to such

   Beneficiary's estate at the same time and in the same manner as such benefits would have been payable to said deceased Beneficiary.

          (b)  Beneficiary Designated by the Plan.  In the event that a

   Participant shall die without having designated a Beneficiary, or in the event that a Participant shall die having revoked an earlier Beneficiary

   Designation without having effectively designated another Beneficiary,

   or in the event that a Participant shall die but the Beneficiary designated by such Participant shall fail to survive such Participant,

   then and in any such event, the person(s) who shall constitute the

   Beneficiary of such deceased Participant shall be determined as follows:



               (i) In the event said deceased Participant is survived by a Child, Children or by issue of a deceased Child or Children, such surviving Children and surviving issue of such deceased Children shall share as Beneficiaries on a per stirpes basis, the issue of a deceased Child of the deceased Participant to take per stirpes the same share their parent would have taken if living.

              (ii) In the event said deceased Participant is not survived by any person described in subparagraph (i), then said deceased Participant's estate shall be such deceased Participant's Beneficiary.

                                   ARTICLE V

                                PLAN COMMITTEE

          Section 5.1.  Appointment, Term of Office and Vacancy.  The Plan

   Committee shall consist of one or more individuals appointed by the

   Management Compensation Committee who shall serve at the pleasure of the

   Management Compensation Committee.  The Management Compensation

   Committee shall have the absolute right to remove any member of the Plan

   Committee at any time, with or without cause, and any member of the Plan

   Committee shall have the right to resign at any time.  If a vacancy in the Plan Committee should occur, from death, resignation, removal or otherwise, a successor shall be appointed by the Management Compensation

   Committee.

          Section 5.2.  Organization of Plan Committee.  The Management

   Compensation Committee shall designate one of the members of the Plan

   Committee to serve as its Chairman, one member as its Vice-Chairman and one member as its Secretary.  One person may hold more than one office.

   The Plan Committee may appoint such agents, who need not be members of the Plan Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agent such powers and duties, whether ministerial or discretionary, as the Plan Committee may deem expedient or appropriate.  The Plan Committee shall act by majority vote and may adopt such bylaws, rules and regulations as it deems desirable for the conduct of its affairs.  The members of the Plan

   Committee shall serve as such without compensation.

          Section 5.3.  Powers of the Plan Committee.  The Plan Committee

   shall administer the Plan.  The Plan Committee shall have all the powers to enable it to carry out its duties under the Plan properly.  Not in limitation of the foregoing, the Plan

   Committee shall have the power to

   construe and interpret the Plan and determine all questions that shall arise thereunder.  It shall decide all questions relating to eligibility to receive benefits under the Plan.  The Plan Committee shall have such other and further specified duties, powers, authority and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it.  The decision of the Plan Committee upon all matters within the scope of its authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

          Section 5.4.  Expenses of Plan Committee.  The reasonable

   expenses of the Plan Committee incurred by the Plan Committee in the performance of its duties under the Plan, including without limitation,

   reasonable counsel fees and expenses of other agents, shall be paid by the Participating Employers.

                                  ARTICLE VI

                           AMENDMENT AND TERMINATION

          Section 6.1.  Amendment of Plan.  Subject to the provisions of

   Section 6.4 of the Plan, the Participating Employers expressly reserve the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan for whatever reason(s)

   the Participating Employers may deem appropriate.

          Section 6.2.  Termination of Plan.  Subject to the provisions of

   Section 6.4 of the Plan, the Participating

  Employers expressly reserve

   the right, at any time and for whatever reason they may deem appropriate, to terminate the Plan.

          Section 6.3.  Effective Date and Procedure for Amendment or

   Termination.  Subject to the provisions of Section 6.4 of the Plan, any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.  Any amendment to the Plan or termination of the Plan shall be made by the Participating Employers by resolution of the Compensation Committee and shall not require the approval or consent of any Participant or Beneficiary in order to be effective.

          Section 6.4.  Effect of Amendment or Termination on Certain

   Benefits.  No amendment or termination of the Plan may reduce or eliminate the benefits (if any) payable under the Plan (without regard to such amendment or termination) to:

               (a)  any Participant who commenced receiving benefits under the Plan prior to the amendment or termination date and is alive on the amendment or termination date and the spouse or

          Beneficiary of such Participant; or

               (b)  any spouse or Beneficiary who commenced receiving

          benefits under the Plan prior to the amendment and termination date.

   In addition, with respect to all other Participants in the Plan on such amendment or termination who have not commenced receiving benefits under the Plan prior to the amendment or termination date, any such amendment or termination shall not result in such

   Participant receiving benefits

   under the Plan upon such Participant's separation from Service which are less than the benefits such Participant would have received under the

   Plan but for such amendment or termination multiplied by a fraction, the numerator of which is such Participant's Creditable Service at the time of such amendment or termination and the denominator of which is the

   Creditable Service such Participant would have accumulated as a

   Participant if such Participant had continued as a Participant until such Participant had attained age sixty-two (62).  Except as hereinabove expressly provided to the contrary in this Section 6.4, the Plan may be amended or terminated so that no benefits or (if such amendment or termination so provides) reduced benefits shall be payable to any

   Participant, spouse or Beneficiary after the effective date of such amendment or termination.

                                  ARTICLE VII

                                 MISCELLANEOUS

          Section 7.1.  Adoption by a Subsidiary Corporation.  A Subsidiary

   Corporation may, with the approval of the Compensation Committee and the

   Board of Directors of such Subsidiary Corporation, elect to adopt the

   Plan as of the date mutually agreeable to the Compensation Committee and the Board of Directors of such Subsidiary Corporation.  Any such adoption of the Plan by a Subsidiary Corporation shall be evidenced by an appropriate instrument of adoption executed by such Subsidiary

   Corporation.

          Section 7.2.  Authorization and Delegation to the Compensation

   Committee. Each Subsidiary Corporation which is or hereafter becomes a Participating Employer authorizes and empowers the

Compensation Committee (i) to amend or terminate the Plan without further action by said Subsidiary Corporation as provided in Article VI and (ii) to perform such other acts and do such other things as the Compensation

   Committee is expressly directed, authorized or permitted to perform or do as provided herein.

          Section 7.3.  Spendthrift Clause.  To the extent permitted by law, no benefits payable under the Plan shall be subject to the claim of any creditor of any Participant or to any legal process by any creditor of any Participant and no Participant entitled to benefits hereunder shall have any right whatsoever to alienate, commute, anticipate or assign any benefits under the Plan.

          Section 7.4.  Benefits Payable From General Assets of the

   Participating Employers.  All benefits payable hereunder shall be paid from the general assets of the Participating Employers.  No assets of the Participating Employers shall be segregated or placed in trust pursuant to the Plan in a manner which would put such asset beyond the reach of the general creditors of any of the Participating Employers,

   and the rights of any Participant (or Beneficiary) to receive any benefits hereunder shall be no greater than the right of any general,

   unsecured creditor of the Participating Employers.  Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Employers and a Participant. In the event the Participating Employers purchase any insurance policies insuring the life of any Participant hereunder, no

   Participant shall have any rights whatsoever therein and the

   Participating Employers shall be the sole owner and beneficiary thereof and shall possess and exercise all incidents of ownership therein.

          Section 7.5.   Allocation of Costs of Benefits Among the

   Participating Employers.  The cost of benefits to be provided a

   Participant (or spouse or Beneficiary, if applicable) pursuant to this

   Plan shall be paid by the Participating Employer which employs the

   Participant.  In the case of a Participant employed by more than one

   Participating Employer the cost of benefits provided pursuant to the

   Plan shall be allocated among the Participating Employers in proportion to the Compensation payable by each such Participating Employer during the period such Participant participates in the Plan.

          Section 7.6.  Benefits Limited to the Plan.  Participation in the

   Plan shall not give a Participant any right to be retained in the employ of any one or more of the Participating Employers nor, upon dismissal,

   any right or interest in the Plan except as expressly provided herein.

                                 ARTICLE VIII

                               CLAIMS PROCEDURE

          Section 8.1.  Claims Procedure.

          (a)  General.  In the event that a Claimant has a Claim under the

   Plan, such Claim shall be made by the Claimant's filing a notice thereof with the Plan Committee within ninety (90) days after such Claimant first has knowledge of such Claim.  Each Claimant who has submitted a

   Claim to the Plan Committee shall be afforded a reasonable opportunity to state such Claimant's position and to present evidence and other material relevant to the Claim to the Plan Committee for its consideration in rendering its decision with respect thereto.  The Plan

   Committee shall render its decision in writing within sixty (60) days after the Claim is referred to it, and a copy of such written decision shall be furnished to the Claimant.

          (b)  Notice of Decision of Committee.  Each Claimant whose Claim has been denied by the Plan Committee shall be provided written notice thereof, which notice shall set forth:

               (i)  the specific reason(s) for the denial;

              (ii) specific reference to pertinent provision(s) of the Plan upon which such denial is based;

             (iii) a description of any additional material or information necessary for the Claimant to perfect such Claim and an explanation of why such material or information is necessary; and

              (iv) an explanation of the procedure hereunder for review of such Claim;

   all in a manner calculated to be understood by such Claimant.

          (c)  Review of Decision of Plan Committee.  Each such Claimant shall be afforded a reasonable opportunity for a full and fair review of the decision of the Plan Committee denying the Claim.  Such review shall be by the Compensation Committee.  Such appeal shall be made within ninety (90) days after the Claimant received the written decision of the

   Plan Committee and shall be
  made by the written request of the Claimant

   or such Claimant's duly authorized representative of the Compensation

   Committee.  In the event of appeal, the Claimant or such Claimant's duly authorized representative may review pertinent documents and submit issues and comments in writing to the Compensation Committee.  The

   Compensation Committee shall review the following:

               (i) the initial proceedings of the Plan Committee with respect to such Claim;

              (ii) such issues and comments as were submitted in writing by the Claimant or the Claimant's duly authorized representative; and

             (iii) such other material and information as the Compensation Committee, in its sole discretion, deems advisable for a full and fair review of the decision of the Plan Committee.

   The Compensation Committee may approve, disapprove or modify the decision of the Plan Committee, in whole or in part, or may take such other action with respect to such appeal as it deems appropriate.  The decision of the Compensation Committee with respect to such appeal shall be made promptly, and in no event later than sixty (60) days after receipt of such appeal, unless special circumstances require an extension of such time within which to render such decision, in which event such decision shall be rendered as soon as possible and in no event later than one hundred twenty (120) days following receipt of such appeal.  The decision of the Compensation Committee shall be in writing and in a manner calculated to be understood by the Claimant and shall include specific reasons for such decision and set forth specific references to the pertinent provisions of the Plan upon which such decision is based.  The Claimant shall be furnished a copy of the written decision of the Compensation Committee.  Such decision shall be final and conclusive upon all persons interested therein, except to the extent otherwise provided by applicable law.


          IN WITNESS WHEREOF, the Participating Employers have caused this instrument to be executed by their duly authorized officers all as of the 22nd day of June, 1988.

                                   NCNB CORPORATION

   [CORPORATE SEAL]

   ATTEST:                         By:  /s/ C. J. Cooley
                                        Executive Vice President

     /s/ J. W. Kiser
   _________ Secretary

                                   NCNB NATIONAL BANK OF NORTH CAROLINA

   [CORPORATE SEAL]

   ATTEST:                         By:  /s/ C. J. Cooley
                                        Executive Vice President

     /s/ J. W. Kiser
   _________ Secretary

                                   NCNB NATIONAL BANK OF FLORIDA

   [CORPORATE SEAL]

   ATTEST:                         By:  /s/ C. J. Cooley
                                        Executive Vice President

     /s/ J. W. Kiser
   _________ Secretary

                                   NCNB SOUTH CAROLINA

   [CORPORATE SEAL]

   ATTEST:                         By:  /s/ C. J. Cooley
                                        Executive Vice President

     /s/ J. W. Kiser
   _________ Secretary


                                   NCNB SERVICES, INC.

   [CORPORATE SEAL]

   ATTEST:                         By:  /s/ C. J. Cooley
                                        Executive Vice President

     /s/ Mary B. Covington
   _________ Secretary

                              AMENDMENT TO THE
            NATIONSBANK CORPORATION AND DESIGNATED SUBSIDIARIES
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                      FOR SENIOR MANAGEMENT EMPLOYEES


     WHEREAS, NationsBank Corporation ("NationsBank") and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain the NationsBank Corporation and Designated
Subsidiaries Supplemental Executive Retirement Plan for Senior Management Employees (the "Plan"); and

     WHEREAS, NationsBank desires to amend the Plan to (i) change the discount rate used in calculating a participant's "commuted payment amount" under the Plan from a fixed rate of ten percent (10%) to a variable rate equal to the rate in effect as of the last day of the calendar year immediately preceding the calendar year of a participant's retirement for valuing liabilities under the NationsBank Pension Plan for financial accounting and reporting purposes and (ii) change the basis for calculating the pre-retirement death benefit payable with respect to a deceased participant so that such pre-retirement death benefit will be approximately equal to the death benefit that would have been payable if the participant had died after retirement from NationsBank; and

     WHEREAS, the Compensation Committee of the Board of Directors of NationsBank has authorized and approved said amendment to the Plan in accordance with the provisions of Article VI of the Plan;

     NOW, THEREFORE, NationsBank does hereby declare that the Plan is hereby amended effective as of the date hereof as follows:

     1. Section I.A.(5) of Exhibit B to the Plan is amended to read as follows:

     "5. Determine the AESSV by discounting the projected AESSV obtained in A.(4) above at the "FAS Rate" (as hereinafter defined) compounded annually from the date the Participant would have attained age 55 to the Determination Date. For purposes of this Exhibit B, the "FAS Rate" means a variable rate equal to the rate in effect as of the last day of the calendar year immediately preceding the calendar year of a Determination Date for valuing liabilities under the Retirement Plan for financial accounting and reporting purposes."
     2. The first sentence of Section III. of Exhibit B to the Plan is amended to read as follows:

     "All AESSVs shall be determined on the basis of the FAS Rate (as defined in I.A.(5) above) compounded annually."

     3. Section 4.6(c)(2)(A)(ii) of the Plan is amended to read as follows:

         "(ii) sixty-six and two-thirds percent (66-2/3%) of the deceased Participant's Target Retirement Benefit, reduced in accordance with the provisions of Section 2.1(b)(17) as though the Participant had retired on the date of the Participant's death, minus the sum of (A) the monthly life annuity that is the actuarial equivalent of the benefits payable to such Eligible Spouse from the Retirement Plan and the ERISA Supplemental Plan and (B) sixty-six and two-thirds percent (66-2/3%) of the deceased Participant's Social Security Benefit."

     4. The parenthetical in Section 4.10(iii) of the Plan ("plus interest . . . date of payment") is amended to read as follows:

     ". . . (plus interest on such amount at that FAS Rate (as defined in Exhibit B hereto) compounded annually from the date of the Change in Control to the date of payment) . . ."

     5. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, NationsBank has caused this instrument to be executed by its duly authorized officer as of the 28th day of September, 1994.

                              NATIONSBANK CORPORATION



                              By:  /s/ C. J. Cooley
                                 C. J. Cooley
                                 Executive Vice President

                              "NationsBank"

                                     2